UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2015

 Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16633	84-1460811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Walnut Street, Boulder, Colorado 80301
(Address of principal executive offices, including Zip Code)

(303) 381-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Array BioPharma,” “Array,” “we,” “us” and “our” refer to Array BioPharma Inc., unless the context otherwise provides.

Item 8.01    Other Events.

On June 1, 2015, Array issued a press release announcing that wholly-owned MEK inhibitor, binimetinib, and BRAF inhibitor, encorafenib, were showcased at the 2015 annual meeting of the American Society of Clinical Oncology (“ASCO”). At the meeting, preliminary data for the combination of binimetinib and encorafenib from a Phase 1b/2 dose escalation and expansion study in patients with BRAF-mutant melanoma who are BRAF inhibitor treatment naïve were shared during an oral presentation.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release announcing binimetinib and encorafenib combination shows promising clinical activity and potential differentiated safety in BRAF-mutant melanoma

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2015	Array BioPharma Inc.

	By:	/s/ David Horin
David Horin
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release announcing binimetinib and encorafenib combination shows promising clinical activity and potential differentiated safety in BRAF-mutant melanoma

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